55151/0001-13143850v1 IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ---------------------------------------------------------- In re: NEPHROGENEX, INC., Debtor.1 ---------------------------------------------------------- x : : : : : : : x Chapter 11 Case No. 16-11074 (KG) NOTICE OF FILING OF INITIAL MONTHLY OPERATING REPORT PLEASE TAKE NOTICE that, on May 16, 2016, the above-captioned debtor and debtor-in-possession (the “Debtor”) filed the Initial Monthly Operating Report, a copy of which is attached hereto as Exhibit A. Dated: Wilmington, Delaware May 16, 2016 COLE SCHOTZ P.C. /s/ David R. Hurst David R. Hurst (I.D. No. 3743) 500 Delaware Avenue, Suite 1410 Wilmington, Delaware 19801 Telephone: (302) 652-3131 Facsimile: (302) 652-3117 – and – Jacob S. Frumkin 1325 Avenue of the Americas, 19th Floor New York, New York 10019 Telephone: (212) 752-8000 Facsimile: (212) 752-8393 Proposed Counsel for Debtor and Debtor-in-Possession 1 The last four digits of the Debtor’s federal tax identification number are 5171. The mailing address for the Debtor is 3200 Beechleaf Court, Suite 900, Raleigh, NC 27604.

55151/0001-13143850v1 EXHIBIT A Initial Monthly Operating Report

NephroGenex, Inc.
13 Week Cash Flow Projection

Week Beginning Date	5/1/2016	5/8/2016	5/15/2016	5/22/2016	5/29/2016	6/5/2016	6/12/2016	6/19/2016	6/26/2016	7/3/2016	7/10/2016	7/17/2016	7/24/2016
Cash Flow Week	1	2	3	4	5	6	7	8	9	10	11	12	13
CASH FLOW													
Beginning Available Cash Balance	$4,631,766	$4,580,062	$4,530,970	$4,514,770	$4,512,578	$4,378,516	$4,376,016	$4,325,720	$4,309,503	$4,130,760	$3,992,435	$3,937,993	$3,920,843
Operating Disbursements													
Payroll, Payroll Taxes and Benefits	8,537	29,946	0	0	38,483	0	29,946	0	36,664	0	30,146	0	36,664
Consultants	725	14,675	13,950	0	1,000	0	14,950	13,950	1,000	0	14,950	13,950	2,000
Rent	9,893	0	0	0	9,893	0	0	0	9,893	0	0	0	9,893
Telephone/Facilities	2,983	1,350	0	17	2,870	325	1,350	17	2,870	325	1,350	0	2,887
Board Fees	2,000	2,000	2,000	2,000	2,000	2,000	2,000	2,000	32,000	2,000	2,000	2,000	2,000
Professional Fees	6,000	0	0	0	57,500	0	0	0	67,500	0	0	0	57,500
General and Administrative/Other	21,567	1,121	250	175	4,817	175	2,050	250	8,817	6,000	1,121	1,200	8,817
Total Operating Disbursements	$51,704	$49,092	$16,200	$2,192	$116,562	$2,500	$50,296	$16,217	$158,744	$8,325	$49,567	$17,150	$119,761
Non-Operating Disbursements													
Cole Schotz P.C.	0	0	0	0	0	0	0	0	0	80,000	0	0	0
Cassel & Salpeter	0	0	0	0	0	0	0	0	0	30,000	0	0	0
KCC (Claims Agent)	0	0	0	0	17,500	0	0	0	10,000	0	0	0	25,000
KCC (Administrative Agent)	0	0	0	0	0	0	0	0	0	8,000	0	0	0
Committee Professionals	0	0	0	0	0	0	0	0	0	12,000	0	0	0
US Trustee Fees	0	0	0	0	0	0	0	0	0	0	4,875	0	0
Publication Costs	0	0	0	0	0	0	0	0	10,000	0	0	0	0
Total Non-Operating Disbursements	$0	$0	$0	$0	$17,500	$0	$0	$0	$20,000	$130,000	$4,875	$0	$25,000
Total Disbursements	$51,704	$49,092	$16,200	$2,192	$134,062	$2,500	$50,296	$16,217	$178,744	$138,325	$54,442	$17,150	$144,761
Ending Available Cash Balance	$4,580,062	$4,530,970	$4,514,770	$4,512,578	$4,378,516	$4,376,016	$4,325,720	$4,309,503	$4,130,760	$3,992,435	$3,937,993	$3,920,843	$3,776,082

ACORD®

CERTIFICATE OF LIABILITY INSURANCE

Page 1 of 1

DATE (MM/DD/YYYY): 05/09/2016

THIS CERTIFICATE IS ISSUED AS A MATTER OF INFORMATION ONLY AND CONFERS NO RIGHTS UPON THE CERTIFICATE HOLDER. THIS CERTIFICATE DOES NOT AFFIRMATIVELY OR NEGATIVELY AMEND, EXTEND OR ALTER THE COVERAGE AFFORDED BY THE POLICIES BELOW. THIS CERTIFICATE OF INSURANCE DOES NOT CONSTITUTE A CONTRACT BETWEEN THE ISSUING INSURER(S), AUTHORIZED REPRESENTATIVE OR PRODUCER, AND THE CERTIFICATE HOLDER.

IMPORTANT: If the certificate holder is an ADDITIONAL INSURED, the policy(ies)must be endorsed. If SUBROGATION IS WAIVED, subject to the terms and conditions of the policy, certain policies may require an endorsement. A statement on this certificate does not confer rights to the certificate holder in lieu of such endorsement(s).

PRODUCER

Willis of New York, Inc.
c/o 26 Century Blvd.
P. O. Box 305191
Nashville, TN 37230-5191

CONTACT NAME:
PHONE (A/C, NO, EXT): 877-945-7378 FAX (A/C, NO): 888-467-2378
E-MAIL ADDRESS: certificates@willis.com

INSURER(S) AFFORDING COVERAGE		NAIC #
INSURER A:	Federal Insurance Company	20281-005
INSURER B:	American Casualty Company of Reading, Pen	20427-076
INSURER C:		
INSURER D:		
INSURER E:		
INSURER F:		

INSURED

Nephrogenex, Inc.
3200 Beechleaf Court
Raleigh, NC 27604

COVERAGES **CERTIFICATE NUMBER:** 24384603 **REVISION NUMBER:** See Remarks

THIS IS TO CERTIFY THAT THE POLICIES OF INSURANCE LISTED BELOW HAVE BEEN ISSUED TO THE INSURED NAMED ABOVE FOR THE POLICY PERIOD INDICATED. NOTWITHSTANDING ANY REQUIREMENT, TERM OR CONDITION OF ANY CONTRACT OR OTHER DOCUMENT WITH RESPECT TO WHICH THIS CERTIFICATE MAY BE ISSUED OR MAY PERTAIN, THE INSURANCE AFFORDED BY THE POLICIES DESCRIBED HEREIN IS SUBJECT TO ALL THE TERMS, EXCLUSIONS AND CONDITIONS OF SUCH POLICIES. LIMITS SHOWN MAY HAVE BEEN REDUCED BY PAID CLAIMS.

INSR LTR	TYPE OF INSURANCE	ADDL INSD	SUBR WVD	POLICY NUMBER	POLICY EFF (MM/DD/YYYY)	POLICY EXP (MM/DD/YYYY)	LIMITS	
A	X COMMERCIAL GENERAL LIABILITY			36012611	4/23/2015	6/30/2016	EACH OCCURRENCE	$ 1,000,000
	CLAIMS-MADE X OCCUR						DAMAGE TO RENTED PREMISES (Ea occurence)	$ 1,000,000
							MED EXP (Any one person)	$ 10,000
							PERSONAL & ADV INJURY	$ 1,000,000
	GEN'L AGGREGATE LIMIT APPLIES PER:						GENERAL AGGREGATE	$ 2,000,000
	X POLICY PRO-JECT LOC						PRODUCTS - COMP/OP AGG	$
	OTHER:							$
A	AUTOMOBILE LIABILITY			73588351	4/23/2015	6/30/2016	COMBINED SINGLE LIMIT (Ea accident)	$ 1,000,000
	ANY AUTO						BODILY INJURY(Per person)	$
	ALL OWNED AUTOS SCHEDULED AUTOS						BODILY INJURY(Per accident)	$
	X HIRED AUTOS X NON-OWNED AUTOS						PROPERTY DAMAGE (Per accident)	$
								$
A	X UMBRELLA LIAB X OCCUR			79837114	4/23/2015	6/30/2016	EACH OCCURRENCE	$ 5,000,000
	EXCESS LIAB CLAIMS-MADE						AGGREGATE	$ 5,000,000
	DED RETENTION $							$
B	WORKERS COMPENSATION AND EMPLOYERS' LIABILITY Y/N ANY PROPRIETOR/PARTNER/EXECUTIVE OFFICER/MEMBER EXCLUDED? (Mandatory in NH) If yes, describe under DESCRIPTION OF OPERATIONS below	N/A		WC611495394	6/30/2015	6/30/2016	PER STATUTE / OTH-ER	
							E.L. EACH ACCIDENT	$ 500,000
							E.L. DISEASE - EA EMPLOYEE	$ 500,000
							E.L. DISEASE - POLICY LIMIT	$ 500,000
A	Property Coverage			36012611	4/23/2015	6/30/2016	$300,900 Business Personal Property $2,500 Deductible	

DESCRIPTION OF OPERATIONS / LOCATIONS / VEHICLES (ACORD 101, Additonal Remarks Schedule, may be attached if more space is required)

THIS VOIDS AND REPLACES PREVIOUSLY ISSUED CERTIFICATE DATED: 5/9/2016 WITH ID: 24384305

Products Liab Simp
Policy #3601-2559
Carrier: Federal Insurance Company
Policy Date: 12/31/2015 - 12/31/2016
Limit: $10,000,000 Each Occurrence
$10,000,000 Aggregate

CERTIFICATE HOLDER

Office of the United States Trustee
District of Delaware
844 King Street, Suite 2207
Wilmington, DE 19801

CANCELLATION

SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE CANCELLED BEFORE THE EXPIRATION DATE THEREOF, NOTICE WILL BE DELIVERED IN ACCORDANCE WITH THE POLICY PROVISIONS.

AUTHORIZED REPRESENTATIVE

Robert C Schelling

Coll:4896774 Tpl:2055924 Cert:24384603 © 1988-2014 ACORD CORPORATION. All rights reserved.

ACORD 25 (2014/01)

The ACORD name and logo are registered marks of ACORD

Willis 101 INSURER CANCELLATION TERMS POLICY NO. 36012611, 73588351, 3601-2559 NAMED INSURED Nephrogenex, Inc. EFFECTIVE DATE SEE PAGE 1 Holder Name: Office of the United States Trustee Project: Cancellation Terms: Should any of the above described policies be cancelled before the expiration date thereof, the insurer will send 30 days notice of cancellation to the Certificate Holder, but failure to do so shall impose no obligation or liability of any kind upon the insurer, its agents or representatives. Cancellation Terms Apply to the Following Coverages: General Liability, Auto Liability, Property coverage and Product Liability.

Case 16-11074-KG Doc 20 Filed 05/03/16 Page 1 of 3

Case 16-11074-KG Doc 20 Filed 05/03/16 Page 2 of 3

Case 16-11074-KG Doc 20 Filed 05/03/16 Page 3 of 3

Debtor’s Bank Accounts Bank Account Type Account No. East West Bank 2350 Mission College Blvd. Suite 988 Santa Clara, CA 95054 Attn: Gary Tam, Deposit Specialist Telephone: (408) 330-2012 Facsimile: (408) 588-9688 Operating account ******7468 East West Bank 2350 Mission College Blvd. Suite 988 Santa Clara, CA 95054 Attn: Gary Tam, Deposit Specialist Telephone: (408) 330-2012 Facsimile: (408) 588-9688 Money market account ******9407

In re NephroGenex, Inc. Case No. 16-11074 (KG) Debtor Reporting Period: Initial Monthly Operating Report Date Number Cole Schotz P.C. 3/29/2016 Wire NephroGenex, Inc. $25,000.00 Cole Schotz P.C. 4/12/2016 Wire NephroGenex, Inc. $150,000.00 $157,443.56 $142,556.442 Cole Schotz P.C. 4/26/2016 Wire NephroGenex, Inc. $125,000.00 Kurtzman Carson Consultants, LLC 4/15/2016 Wire NephroGenex, Inc. $25,000.00 $3,861.50 $21,138.50 Mintz Levin Cohn Ferris Glovsky and Popeo, P.C. 4/28/2016 Wire NephroGenex, Inc. $25,000.00 $0.00 $25,000.00 EisnerAmper LLP 3/30/2016 Wire NephroGenex, Inc. $15,000.00 $7,150.00 $7,850.00 McDonnell Boehnen Hulbert & Berghoff LLP 4/12/2016 Wire NephroGenex, Inc. $10,000.00 $2,462.50 $7,537.50 1 Identify all Evergreen Retainers 2 Of this amount, $30,000 was paid on account of estimated fees and expenses to be incurred from April 28, 2016 through the Petition Date. After final reconciliation of Cole Schotz’s fees and expenses incurred through the Petition Date, any unused portion of this $30,000 payment will be added to the total retainer. Check SCHEDULE OF RETAINERS PAID TO PROFESSIONALS (This schedule is to include each Professional paid a retainer1) Payee Name of Payor Amount Amount Applied to Date Aggregate Balance Form IR-2 (4/07)